UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2013

ARTEMIS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54678	46-0678065
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

897 Fording Island Rd #411
Bluffton, SC 29910
(Address of principal executive offices)

(843) 274-5974
 (Registrant’s telephone number, including area code)

 (Former Name of Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 10, 2013, shareholders holding a majority of the Company’s voting power removed Robert Nash as a Director of the Company.  On July 10, 2013, the Company’s Board of Directors also removed Mr. Nash as President, Vice Chairman, Secretary and Treasurer.  The removal of Mr. Nash as a Director and officer was the result of a disagreement with the Company on a matter relating to the Company’s operations, policies or practices. Specifically, Mr. Nash favored removal of the Company’s management at its Dairy Queen store in Bluffton, SC. The Company’s other Directors, Shareholders and Officers did not want to make a management change at that store.

ITEM 8.01   OTHER EVENTS

Effective June 6, 2013, the Company’s executive offices, mailing address and telephone number are: 897 Fording Island Rd #411, Bluffton, SC 29910  (843) 274-5974.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis Acquisition Corporation

Date: July 18, 2013	By:	/s/ Angelina Kornstadt
	Name:	Angelina Kornstadt
	Title:	Vice Chairman

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